SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) June 13, 2000



                           IMPERIAL INDUSTRIES, INC..
                           --------------------------
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                                     1-7190                          65-0854631
              --------                                     ------                          ----------
(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)
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            1259 Northwest 21st Street, Pompano Beach, Florida 33069
            --------------------------------------------------------
             (Address of principal executive office and Zip Code)



        Registrant's telephone number, including area code:  (954) 917-4114
                                                             --------------



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 5

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Item 2.        Acquisition or Disposition of Assets.

               On June 13, 2000, Imperial Industries, Inc., a Delaware corporation, (the "Company"), through a wholly owned subsidiary Just-Rite Supply, Inc. ("Just-Rite") purchased certain of the assets and business of A & R Supply of Mississippi, Inc., a Mississippi corporation and A & R Supply of Hattiesburg, Inc., a Mississippi corporation ("A & R Supply"), effective May 1, 2000 pursuant to an Asset Purchase Agreement dated June 5, 2000 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               The assets purchased by the Company from A & R Supply consist primarily of inventory, equipment, vehicles, machinery, furniture, fixtures, leasehold improvements and intangible assets used in connection with the distribution of building materials in Mississippi (the "Business").

               The purchase price for the Business amounted to $563,526 in cash at closing $563,526 in cash payable thirty (30) days following closing, a note payable by Just-Rite to A & R Supply in the amount of $600,000.00 (the "Note"), assumed liabilities of $310,124 and 400,000 shares of Company common stock, $.01 par value. The Note is payable principal and interest in thirty-six (36) equal monthly installments of principal and interest in the amount of $18,801.84 with the first payment due on October 6, 2000 and on the same day of each month thereafter. Accrued interest from June 13, 2000 to September 6, 2000 shall be paid on October 6, 2000 with the first payment of principal and interest. Interest accrues at eight (8%) per annum.

               The consideration paid by the Company for A & R Supply's assets was determined in arms-length negotiations between representatives of the Company and A & R Supply. The cash portion of the purchase price was paid from cash on hand and available borrowings under the Company's revolving credit facility with a financial institution.

               Following the closing, Dennis L. Robertson, Sr. a principal owner of A & R Supply entered into a three (3) year employment agreement with Just-Rite, whereby Mr. Robertson will serve as a Just-Rite Vice President and General Manager of its Mississippi operations.

               Prior to the transaction, there was no material relationship between A & R Supply, their affiliates and the Company or affiliates thereof, except as follows:

               (a) Ronald A. Johnson, a principal owner of A & R Supply of Mississippi, Inc., has been a Vice President and General Manager of the Company since January 1, 2000, the effective date of the purchase by Just-Rite of A & R Supply, Inc., a Florida corporation, A & R of Foley, Inc., a Florida corporation and A & R of Destin, Inc., a Florida corporation.

               (b) A & R Supply was a customer of the Company and its subsidiaries and a distributor of their products.

               The Company intends to operate the assets acquired in a similar manner as A & R Supply utilized such assets prior to the transaction described herein.

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



Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of A & R Supply at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements became available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Imperial Industries, Inc. and A & R Supply at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Imperial Industries, Inc. and A & R Supply will be filed at such time as the pro forma financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (c) Exhibits.

                       2.1 Asset Purchase Agreement entered into as of the 5th day of June, 2000 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply of Mississippi, Inc., a Mississippi corporation, A & R Supply of Hattiesburg, Inc., a Mississippi corporation, Dennis L. Robertson, Sr., Ronald A. Johnson and Richard Williamson.

Certain related transaction documents attached to the Asset Purchase Agreement between the parties are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-X. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

Disclosure Schedule
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               Exhibits
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               Allocation of Purchase Price.....................................................3.4

               Schedules
               ---------
               Liens............................................................................2.3
               Assumed Liabilities..............................................................2.5
               Corporate Documents..............................................................5.3
               Financial Statements.............................................................5.5
               Title to Assets..................................................................5.6
               Liabilities......................................................................5.7
               Obligations to Affiliates........................................................5.9
               Title to Real Property..........................................................5.10
               Leased Properties...............................................................5.11
               Employee Benefit Plans..........................................................5.12
               Insurance Policies..............................................................5.15
               Contracts and Commitments.......................................................5.16
               Equipment, Furniture and Fixtures...............................................5.19
               Intangible Rights...............................................................5.21
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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMPERIAL INDUSTRIES, INC., Delaware
                                         corporation




DATE:      June 23, 2000                 By:  /s/ Howard L. Ehler, Jr.
           -------------                      -------------------------
                                              HOWARD L. EHLER, JR.
                                              Executive Vice President/
                                              Chief Operating Officer

                                  EXHIBIT INDEX




         2.1 Asset Purchase Agreement entered into as of the 5th day of June, 2000 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply of Mississippi, Inc., a Mississippi corporation, A & R Supply of Hattiesburg, Inc., a Mississippi corporation, Dennis L. Robertson, Sr., Ronald A. Johnson and Richard Williamson.















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